SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

__________________

FORM 8–K
Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:   October 10, 2002

CAPITAL ONE AUTO RECEIVABLES, LLC
on behalf of
CAPITAL ONE AUTO FINANCE TRUST 2002-A
(Exact name of registrant as specified in its charter)

Delaware	333-54736-03	31-175007

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2980 Fairview Park Drive, Falls Church, Virginia	22042

(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code):
(703) 875-1000

(Former name or former address, if changed since last report):

Not Applicable

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Item 5.	Other Events
The September 2002 Monthly Servicer Report to investors were distributed October 10, 2002.

Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned there–unto duly authorized.

	By:	Capital One Auto Receivables, LLC

	By:	/s/ Jeffery Elswick Jeffery Elswick President

Date: October 10, 2002

2 of 5

Capital One Auto Finance Trust
Automobile Receivable-Backed Notes, Series 2002-A
Class A-1 1.98 % Asset Backed Notes
Class A-2 2.99% Asset Backed Notes
Class A-3 4.03% Asset Backed Notes
Class A-4 4.79 % Asset Backed Notes
Class B 8.35 % Asset Backed Notes
Preliminary Servicer’s Certificate

Monthly Period Beginning:	9/1/02

Monthly Period Ending:	9/30/02

Prev. Distribution/Close Date:	9/16/02

Distribution Date:	10/15/02

Days of Interest for Period:	29

Days in Collection Period:	30

Months Seasoned:	6

				Original
Purchases	Units	Cut-off Date	Closing Date	Pool Balance

Initial Purchase	74,011	4/18/02	4/23/02	$1,086,769,451

Sub. Purchase #1	13,358	5/17/02	5/21/02	$214,043,551

Sub. Purchase #2
Sub. Purchase #3

Total	87,369			$1,300,813,002.37

I.	MONTHLY PERIOD RECEIVABLES PRINCIPAL BALANCE CALCULATION:

{1} Beginning of period Aggregate Principal Balance	{1}		$1,202,092,922.24

{2} Purchase of Subsequent Receivables	{2}		0.00

Monthly Principal Amounts

{3} Regular Principal Received	{3}	15,988,728.24

{4} Prepaid Principal Received	{4}	7,473,592.11

{5} Defaulted Receivables Deposit Amount	{5}	4,864,322.53

{6} Principal Portion of Repurchased Receivables	{6}	74,092.80

{7} Cram Down Losses and Other Non-Cash Adjustments	{7}	(20,540.96)

{8} Total Monthly Principal Amounts	{8}		28,390,194.72

{9} End of period Aggregate Receivable Balance	{9}		$1,173,702,727.52

{10} Pool Factor ({9}/Original Pool Balance)	{10}		0.9023

II.	MONTHLY PERIOD NOTE BALANCE CALCULATION:

		Class A-1	Class A-2	Class A-3	Class A-4	Class B	TOTAL

{11} Original Note Balance	{11}	$209,000,000	$349,000,000	$320,000,000	$322,000,000	$65,040,000	$1,265,040,000

{12} Beginning of period Note Balance	{12}	113,241,516	349,000,000	320,000,000	322,000,000	23,191,939	$1,273,433,455

{13} Noteholders’ Principal Distributable Amount	{13}	27,538,489	0	0	0	851,706	28,390,195

{14} Noteholders’ Accelerated Principal Amount	{14}	0	0	0	0	5,259,077	5,259,077

{15} Optional Note Redemption Principal Amount	{15}	0	0	0	0	0	0

{16} End of period Note Balance	{16}	85,703,027	349,000,000	320,000,000	322,000,000	17,081,157	$1,093,784,184

{17} Note Pool Factors ({16}/{11})	{17}	0.4101	1.0000	1.0000	1.0000	0.2626	0.8646

III.	RECONCILIATION OF PRE-FUNDING ACCOUNT:

{18} Beginning of period Pre-Funding Account balance	{18}		$0.00

{19} Purchase of Subsequent Receivables	{19}	0.00

{20} Investment Earnings	{20}	0.00

{21} Investment Earnings Transfer to Collections Account	{21}	0.00

{22} Payment of Mandatory Prepayment Amount	{22}	0.00

{23} Mandatory Reduction of the Prefunding Account After Final Addition	{23}	0.00

{24} End of period Pre-Funding Account balance	{24}		$0.00

IV.	RECONCILIATION OF COLLECTION ACCOUNT:

Available Funds:

{25} Scheduled and Prepayment Principal Cash Received	{25}	23,472,320.35

{26} Liquidation Proceeds Collected during period	{26}	1,196,633.86

{27} Receivables Repurchase Amounts	{27}	74,092.80

{28} Interest and Fees Collected on Receivables	{28}	15,421,845.64

{29} Recoveries on Previously Defaulted Receivables	{29}	57,982.70

{30} Advances from the Reserve Fund Investment Earnings on Trust Accounts	{30}	0.00

{31} Collection Account	{31}	45,022.44

{32} Transfer from Reserve Fund	{32}	17,983.72

{33} Transfer from Pre-Funding Account	{33}	0.00

{34} Transfer from the Pre-Funding Account	{34}	0.00

{35} Optional Note Redemption Prepayment Amount	{35}	0.00

{36} Class B Noteholder’s Accelerated Principal Amount Not Distributed in Prior Month	{36}	0.00

{37} Total Available Funds	{37}		40,285,911.51

Distributions:

{38} Trustees’ Fees	{38}	0.00

{39} Servicing Fees	{39}	2,807,411.36

	Class A Noteholders' Note Interest

		Beginning	Interest			Calculated
	Class	Note Balance	Rate	Days	Days Basis	Interest

{40}	A-1	$113,241,516	1.98000%	29	Actual days/360	$180,620	{40}	180,620.22	#,###,###

{41}	A-2	$349,000,000	2.99000%	30	30/360	869,592	{41}	869,591.67

{42}	A-3	$320,000,000	4.03000%	30	30/360	1,074,667	{42}	1,074,666.67

{43}	A-4	$322,000,000	4.79000%	30	30/360	1,285,317	{43}	1,285,316.67

Available Funds:		#,###,###.##

{44} Note Insurer Premiums	{44}	257,656.35	#,###,####

{45} Reimbursement Obligations due Note Insurer	{45}	0.00

	Class B Noteholders’ Primary Note Interest

	Class	Beginning Note Balance	Interest Rate	Days	Days Basis	Calculated Interest

{46}	Class B	$23,191,939	8.35000%	30	30/360	161,377	{46}	161,377.25

	{47}	Class A Noteholders’ Principal Payment Amount	{47}	27,538,488.88

	{48}	Accrued and Unpaid Premium and Reimbursement Obligations, due Note Insurer	{48}	0.00

	{49}	Deposit to Reserve Account, to Required Level	{49}	0.00

	{50}	Class A Noteholder’s Accelerated Principal Amount (if in an event of default under the indenture or, under certain circumstances, an insurance agreement event of default)	{50}	0.00

	{51}	Class B Noteholders’ Principal Payment Amount	{51}	851,705.84

	{52}	Class B Noteholder’s Accelerated Principal Amount	{52}	5,259,076.61

	{53}	Optional Note Redemption Amount	{53}	0.00

	{54}	Other Amounts Due to the Trustees	{54}	0.00

	{55}	Servicer Transition Expenses	{55}	0.00

	{56}	Indenture Trustee Title Expenses	{56}	0.00

	{57}	Class B Excess Interest	{57}	0.00

	{58}	Distribution to the equity certificate holder	{58}	0.00

{59}	Total Distributions		{59}		40,285,911.51

V.		RECONCILIATION OF RESERVE ACCOUNT:

	{60}	Beginning of period Reserve Account balance	{60}		$13,008,130.02

		Deposits to Reserve Account
		{61} Investment Earnings	{61}	17,983.72

		{62} Initial Reserve Deposit	{62}	—

		{63} Capitalized Interest Amount	{63}	—

		{64} Deposits Related to Subsequent Receivables Purchases	{64}	—

		{65} Total Additions	{65}		$17,983.72

		Priority Withdrawals from Reserve Account
		{66} Transfer of Investment Earnings to Collection Account	{66}	(17,983.72)

		{67} Advances to Collection Account — Priority (1) through (7)	{67}	—

		{68} Total Priority Withdrawals	{68}		($17,983.72)

	{69}	Reserve Account Subtotal	{69}		$13,008,130.02

		{70} Reserve Account Requirement	{70}	13,008,130.02

		{71} Reserve Account Excess / (Shortfall)	{71}	—

	{72}	Deposit to / (Withdrawal from) Reserve Fund, to Required Level	{72}		$0.00

	{73}	Reserve Account Primary Balance	{73}		$13,008,130.02

		Subordinate Withdrawals from Reserve Account
		{74} Advances to Collection Account — Priority (10), (16) and (17) (limited to excess amounts on deposit)	{74}	—

		{75} Advances to Collection Account — Priority (12) through (15)	{75}	—

		{76} Return of Excess to Equity Certificate Holder	{76}	—

		{77} Total Subordinate Withdrawals	{77}		—

	{78}	End of period Reserve Account balance	{78}		13,008,130.02

VI.	CALCULATION OF RESERVE ACCOUNT REQUIREMENT

	If Prior to Accelerated Reserve Fund Event:
	Lesser of:
	{79} (1) Ending Aggregate Note Balance	{79}		1,093,784,183.95
	-or—
	{80} (2) 1.0% of Aggregate Receivables Balance as of the latest Cut-Off Date	{80}		13,008,130.02

	{81} Requirement	{81}		13,008,130.02

	If Accelerated Reserve Fund Event:
	Lesser of:
	{82} (1) Ending Aggregate Note Balance	{82}		1,093,784,183.95
	-or—
	(2) Greater of:
	{83} (a) 3.0% of Original Receivable Balance	{83}	39,024,390.07

	{84} -or—	{84}		64,602,181.62

	{85} (b) 6.0% of Current Outstanding Class A Note Principal Balance	{85}	64,602,181.62

	{86} Requirement	{86}		64,602,181.62

VII.	CALCULATION OF PRINCIPAL PAYMENT AMOUNTS

	{87} Principal Collections	{87}	28,390,194.72

	{88} End of Period Aggregate Receivables Balance + Prefunding Amount	{88}	1,173,702,727.52

	{89} Targeted Class A Note Balance (line {88} X 88%)	{89}	1,032,858,400.22

	{90} Class A Aggregate Oustanding Principal Balance (Start of Period)	{90}	1,104,241,515.82

	Allocable to Class A Notes:
	Lesser of:
	{91} Principal Collections X 97%	{91}	27,538,488.88

	{92} Payment Amount Necessary to Reduce Class A Balance to Required Level (line {90} — {89})	{92}	71,383,115.61

	{93} Refund of Amounts on Deposit in the Pre-Funding Account	{93}	0.00

	{94} Class A Principal Payment Amount (Minimum of {91} and {92})	{94}		27,538,488.88

	Allocation to Class B Notes:

	{95} Prinicpal Collections X 3%	{95}		851,705.84

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Monthly Servicer’s Report as dated above

OFFICERS’ CERTIFICATE

The undersigned hereby certifies that ( i ) he or she is an Authorized Officer of Captial One Auto Finance ( the “Servicer” ), and ( ii ) Exhibit A hereto complies with the requirements of, and is being delivered pursuant to, Section 2.02 ( c ) of the Servicing Agreement ( the “Servicing Agreement” ) dated as of April 23, 2002 by and among Captial One Auto Finance Trust 2002-A, as the Issuer, JP Morgan Chase Bank, Trustee, and the Servicer

CAPITAL ONE AUTO FINANCE

Capital One Auto Finance, as Servicer

By:
Name: Title: Date:	Tom Feil Director, Capital Markets 10/15/02

Capital One Auto Finance Trust
Automobile Receivable-Backed Notes, Series 2002-A
Class A-1 1.98 % Asset Backed Notes
Class A-2 2.99% Asset Backed Notes
Class A-3 4.03% Asset Backed Notes
Class A-4 4.79% Asset Backed Notes
Class B 8.35% Asset Backed Notes
Servicer’s Certificate

Monthly Period Beginning:	09/01/2002

Monthly Period Ending:	09/30/2002

Prev. Distribution/Close Date:	09/16/2002

Distribution Date:	10/15/2002

Days of Interest for Period:	29

Days in Collection Period:	30

Months Seasoned:	6

I. MONTHLY PERIOD NOTE BALANCE CALCULATION:		Class A-1	Class A-2	Class A-3	Class A-4	Class B	TOTAL

{1}Original Note Balance	{1}	$209,000,000	$349,000,000	$320,000,000	$322,000,000	$65,040,000	$1,265,040,000

{2} Beginning of period Note Balance	{2}	$113,241,516	$349,000,000	$320,000,000	$322,000,000	$23,191,939	$1,127,433,455

{3} End of period Note Balance	{3}	$85,703,027	$349,000,000	$320,000,000	$322,000,000	$17,081,157	$1,093,784,184

{4} Note Pool Factors {3} / {1}	{4}	0.410	1.000	1.000	1.000	0.263	0.865

II.	MONTHLY PERIOD AND CUMULATIVE NUMBER OF RECEIVABLES CALCULATION:

		Cumulative	Period

{5} Beginning number of Receivables	{5}	74,011	84,185

{6} Number of Subsequent Receivables Purchased	{6}	13,358	0

{7} Number of Receivables Defaulted during period	{7}	818	398

{8} Number of Receivables becoming Purchased Receivables during period	{8}	80	5

{9} Number of Receivables paid off during period	{9}	3,404	715

{10} Ending number of Receivables	{10}	83,067	83,067

III.	STATISTICAL DATA: (CURRENT AND HISTORICAL)

		Original	Prev. Month	Current

{11} Weighted Average APR of the Receivables	{11}	15.49%	15.76%	15.77%
{12} Weighted Average Remaining Term of the Receivables	{12}	60.64	57.98	57.15

{13} Weighted Average Original Term of Receivables	{13}	62.50	62.50	62.50

{14} Average Receivable Balance	{14}	$14,684	$14,263	$14,106

IV.	DELINQUENCY:

Receivables with Scheduled Payment delinquent		Units	Dollars	Percentage

{15} 31-60 days	{15}	3,683	53,883,998	4.48%

{16} 61-90 days	{16}	1,085	15,427,778	1.28%

{17} 91-120 days	{17}	342	4,885,150	0.41%

{18} Receivables with Scheduled Payment delinquent more than 60 days at end of period	{18}	1,427	$20,312,928	1.69%

V.	PERFORMANCE TESTS:

Delinquency Ratio

{19} Receivables with Scheduled Payment delinquent more than 60 days at end of period ( line {18})		{19}	$20,312,928

{20} Beginning of period Principal Balance		{20}	1,202,092,922

{21} Delinquency Ratio {16} + {17} divided by {20}		{21}		1.69%

{22} Previous Monthly Period Delinquency Ratio		{22}		1.23%

{23} Second previous Monthly Period Delinquency Ratio		{23}		0.84%

{24} Average Delinquency Ratio ({21} + {22} + {23}) / 3		{24}		1.25%

Compliance with Accelerated Reserve Fund Trigger? (Average Delinquency Ratio is less than or equal to 3% months 1-12, 4% months 13-24, 5% months 25-36 and 5.5% thereafter)				Yes

Complaince with Insurance Agreement Event of Default? (Average Delinquency Ratio is less than or equal to 4% months 1-12, 5% months 13-24, 6% months 25-36 and 6.5% thereafter)				Yes

Cumulative Net Charge-off Rate

{25} Net Losses since Initial Cut-off Date (Beginning of Period)		{25}		$3,535,136

{26} Receivables becoming Defaulted Receivables during period		{26}	$4,864,323

{27} Cram Down Losses and other non-cash Adjustments occurring during period		{27}	($20,541)

{28} Liquidation Proceeds collected during period		{28}	$1,196,664

{29} Recoveries on Defaulted Receivables during period		{29}	$57,983

{30} Net Losses during period {26} + {27} — {28} — {29}		{30}	$3,589,135

{31} Net Losses since Initial Cut-off Date (End of Period)		{31}		$7,124,271

{32} Cumulative Net Loss Rate ({31}) / {Original Aggregate Principal Balance}		{32}		0.55%

Compliance with Accelerated Reserve Fund Trigger? Cumulative Net Loss Rate is less than or equal to:	0.03125			Yes

Complaince with Insurance Agreement Event of Default? Cumulative Net Loss Rate is less than or equal to:	N/A			Yes

Extension Rate

{33} Number of Receivables extended during current period		{33}	90

{34} Beginning of Period Loans Outstanding		{34}	84,185

{35} Extension Rate {33} divided by {34}		{35}		0.11%

{36} Previous Monthly Extension Rate		{36}		0.15%

{37} Second previous Monthly Extension Rate		{37}		0.18%

{38} Average Extension Rate ({35} +{36} +{37}) / 3		{38}		0.15%

Compliance (Extension Test Pass is an Average Extension Rate less than 4%.)				Yes